UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22742

(Investment Company Act File Number)

Principal Real Estate Income Fund

(Exact Name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of Principal Executive Offices)

Andrea E. Kuchli

Principal Real Estate Income Fund

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and Address of Agent for Service)

(303) 623-2577

(Registrant’s Telephone Number)

Date of Fiscal Year End: October 31

Date of Reporting Period: November 1, 2017 - April 30, 2018

Item 1.	Reports to Stockholders.

Principal

Principal Real Estate Income Fund (PGZ)

Semi-Annual Report

April 30, 2018

Section 19(b) disclosure

April 30, 2018 (Unaudited)

The Principal Real Estate Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), have adopted a plan, consistent with the Fund’s investment objectives and policies, to support a level monthly distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.11 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with the Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan at any time without prior notice if it deems such action to be in the best interest of either the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Please refer to the Additional Information section in this shareholder report for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Principal Real Estate Income Fund’s website; www.principalcef.com.

Table of contents

Performance Overview	2
Statement of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	20
Notes to Financial Statements	22
Approval of Investment Advisory and Sub-Advisory Agreements	31
Dividend Reinvestment Plan	35
Additional Information
Portfolio holdings	37
Proxy voting	37
Section 19(a) notices	37
Unaudited tax information	38
Data privacy policies and procedures	38
Custodian and transfer agent	38
Legal counsel	38
Independent registered public accounting firm	38

www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

April 30, 2018 (Unaudited)

INVESTMENT OBJECTIVE

The Principal Real Estate Income Fund’s (“PGZ” or the “Fund”) investment objective is to seek to provide high current income, with capital appreciation as a secondary objective, by investing in commercial real estate related securities.

PERFORMANCE OVERVIEW

The Fund was launched June 25, 2013. As of April 30, 2018, the Fund was 61.82% allocated to commercial mortgage backed securities (“CMBS”) and 19.84% allocated to global real estate securities, primarily real estate investment trusts (“REITs”). For the 6-month period ended April 30, 2018, the Fund delivered a net return, at market price, of 1.88%, assuming dividends are reinvested back into the Fund, based on the closing share price of $16.75 on April 30, 2018. This compares to the return of the S&P 500® Index, over the same time-period, of 3.81% assuming dividends are reinvested into the index. This also compares to the return of the Bloomberg Barclays U.S. Aggregate Bond Index of (1.87%) and the MSCI World Index of 3.40%.

The April 30, 2018 closing market price of $16.75 represented a 13.1% discount to the Fund’s net asset value (“NAV”). This compares to an average 8.25% discount for equity real estate closed-end funds and a -0.32% discount for mortgage-backed securities closed-end funds (source: Bloomberg). These discounts to NAV reflect the volatility that has occurred in the closed-end fund market since June 2013, as expectations for higher interest rates have negatively impacted the attractiveness of the market.

Based on NAV, the Fund returned 3.25%, including dividends, for the 6-month period ended April 30, 2018. The market themes that dominated the market during this period was 1) a flattening of the yield curve in reaction to the Federal Reserve System (the “Fed”) tightening monetary policy; 2) the yield curve steepening to begin the year as 10-year Treasury interest rates ended January 30bps higher in response to tax reform, strong job growth and consumer confidence; 3) a sell-off in credit in February as volatility spiked in response to higher than expected wage growth driving inflation and hawkish Fed fears and 4) the 6-month period ending with 10-year Treasury interest rates reaching 3% and credit spreads under pressure due to global growth concerns driven by a potential trade war. During the period, 10-year Treasury interest rates ranged from 2.32% to 3.03% with the low in rates occurring the first week and the high in rates occurring the last week. During this same period, overall market volatility spiked in February as the VIX went from 10 points to an intra-period high of 37 points at the beginning of February and settled back to end the period at 16 points.

After a strong pace of conduit CMBS issuance at the end of 2017 with $9.7B issued in November and December, 2018 issuance started relatively slow with $5.0B issued in January and February and $9.6B issued in the 1st Quarter 2018. The slower start for new issuance and the 30bps move higher in 10-year Treasury rates helped demand overwhelm supply as higher yields attracted buyers and helped tighten spreads during January. This demand continued into February, so while the spike in volatility pressured corporate spreads wider, CMBS spreads stayed relatively flat which helped CMBS outperform corporate alternatives. Corporate bond spreads continued to widen in March in response to growth concerns driven by a trade war which eventually pressured CMBS spreads with AAA rated spreads ending the month 10-12bps wider in sympathy with the move in investment grade corporate bond spreads. The continued demand for yield did help to flatten the credit curve in March and April as AA and A rated CMBS spreads only widened 5bps.

2	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

April 30, 2018 (Unaudited)

During this same period, Global REITS as represented by the FTSE EPRA/NAREIT Developed Index returned 1.33% lagging broader equities (MSCI World index) which returned 3.68%. US 10-year Treasury bond yields rose 55 bps through the period thanks to the successful passage of tax reform driving investors into growth oriented stocks and resulting in the relative underperformance of REITs. Mergers and acquisitions (“M&A”) activity particularly in the retail space was a key theme, propping up share prices despite the move up in long bond yields. Market volatility picked up towards the end of the quarter as trade tensions mounted and the technology sector came under regulatory scrutiny, allowing REITs to claw back some of their relative underperformance against general equities.

Strong economic growth supported performance in continental Europe while signs of a softer Brexit boosted United Kingdom property markets. In Asia, Japan led the pack with a reversal from underperformance last year, stabilizing outflows from funds, positive currency tailwinds, and prospects for meet or beat annual results targets. Singapore was bolstered by recoveries in the residential and office sectors while signs of milder decelerations in China supported Hong Kong property stocks. North American property stocks were the laggard as tax reform drove investors to more economically sensitive sectors. Real estate companies across a variety of sectors including multifamily, retail, and office are now trading at sizeable discounts to private market values, despite a large amount of private capital targeting investment in the asset class.

CMBS

The CMBS holdings within the Fund returned approximately 2.43% for the 6-month period ended April 30, 2018. The main drivers of returns for the period were continued strong market demand for yield during a period of rising interest rates, solid commercial real estate fundamentals helping to support credit spreads which partially offset the move in rates, the sale of bonds issued pre-global financial crisis (“GFC”) at prices that reflected the strong demand for short duration yield and reinvesting in bonds issued post-GFC at higher risk adjusted yields and a manageable new issue calendar. Higher interest rates brought a continued bid for yield even amid the spike in volatility mid-period. While higher rates were a challenge for returns, lower rated bonds remained well bid which was a benefit to returns as most of the CMBS portfolio is exposed to lower rated, higher yielding CMBS securities. According to research from Bank of America BBB- rated CMBS had the best year-to-date performance of similarly rated alternatives delivering 245bps of excess return versus swaps compared to next best which was high yield at 135bps. AAA rated spreads were under more pressure during the period as a heavy new issuance calendar at the end of the 1st quarter and wider investment grade corporate bond spreads both weighed on demand for AAA rated CMBS. Year-to-date, AAA rated CMBS delivered 34bps of excess return which was also the highest of comparable alternatives. The strong credit performance of CMBS loans originated since 2011 also helped support the bid for CMBS credit. The delinquency rate on post-crisis loans ended the period at 0.55% which is strong compared to pre-crisis vintages and reflects more conservative underwriting on post-crisis loans and the strong recovery in commercial real estate fundamentals since 2012. A headwind on demand for certain vintages and specific deals during the period was overall exposure to retail and specific exposure to regional malls and new store closures. Toys “R” Us and Bon-Tons are two retailers who announced they were closing all stores through bankruptcy. With respect to interest rates, another positive driver of relative performance was the duration of the CMBS bonds held in the portfolio being shorter than the market during a period where interest rates increased.

Semi-Annual Report | April 30, 2018	3

Principal Real Estate Income Fund	Performance Overview

April 30, 2018 (Unaudited)

We believe the outlook for CMBS remains positive looking forward through 2018 based on our positive outlook for real estate fundamentals driving property level income growth over the next 1-2 years. In our view, this income growth should be positive for the credit quality of the underlying CMBS loans as property level income should continue to support the debt service on the mortgages which should keep delinquencies relatively low.

GLOBAL REAL ESTATE SECURITIES

The global real estate securities holdings within the Fund returned approximately 4.0% helped by strong economic growth and earnings results.

Europe, once again, was the strongest region supported by performance of the German, French, and Spanish property owners. The portfolio benefitted from a rebound in Japan REITs and strong earnings expectations for Japan developers. United Kingdom industrial stocks were the strongest contributors given the restructuring of the retail supply chain. APAC Realty was a strong contributor as the company benefits from the pick-up in sentiment and transaction volumes in the Singapore residential space. The portfolio’s position in Cromwell Property Group was another standout performer as the overhang from a majority stake seller was removed. M&A activity in the retail space boosted the portfolio’s holdings in the United States. Significant exposure to the single-family rental and manufactured homes stocks were material contributors as well. Additionally, economically sensitive sectors like self-storage and hotels were stronger performers in the period. The most notable detractor to performance were positions in the U.S. apartment group as a result of cautious management commentary and concerns on pricing of a couple capital allocation decisions. Weak results and guidance weighed on portfolio holdings in the healthcare group. And finally, City Office REIT hurt performance as this higher yielding REIT sold off as interest rates rose sharply.

Our proprietary financial model utilized to measure global real estate securities valuation levels indicates securities trade at reasonable levels at the end of April 2018. This measure examines the spread between the stocks’ forward looking implied unlevered internal rates of returns (“IRRs”) to global treasury yields. That spread, or ‘risk premium’, of 4.8% as of the end of April is in line with the trailing 10-year average of 4.8%. Global REITs remain a yield plus growth oriented investment and therefore have remained well supported amidst extraordinarily low sovereign yields across the globe.

Markets started correcting in late January on a reset of inflation expectations higher. More recently, investor concerns have shifted to rising trade tensions and the technology sector. On inflation, we have been expecting a gradual move higher as opposed to one that results in sustained sharp upward movements in bond yields thereby being disruptive for markets. However, the growing uncertainties around trade and regulatory scrutiny of the high-flying tech stocks certainly bear close watch as further unwelcome developments could precipitate a move back into bonds, putting renewed downward pressure on bond yields and benefitting relative performance of defensive stocks such as REITs. Assuming an orderly resolution of these uncertainties however, investment markets should remain supported by a synchronized upswing in global economic activity, strong corporate profits, and still accommodative monetary policy all of which should provide a favorable environment for absolute real estate equity returns in 2018.

4	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

April 30, 2018 (Unaudited)

References:

The Premium/Discount is the amount (stated in dollars or percent) by which the selling or purchase price of a fund is greater than (premium) or less than (discount) its face amount/value or net asset value (NAV).

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The duration number is a calculation involving present value, yield, coupon, final maturity and call features. The bigger the duration number, the greater the interest-rate risk or reward for bond prices. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

S&P 500® Index – A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

Bloomberg Barclays U.S. Aggregate Bond Index – A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

MSCI World Index – MSCI’s market capitalization weighted index is composed of companies representative of the market structure of 23 developed market countries in North America, Europe, and the Asia/Pacific Region.

FTSE EPRA/NAREIT Developed NTR Index – A modified market capitalization weighted index, based on free float market capitalization designed to measure the stock performance of companies engaged in specific real estate activities of the North American, European and Asian real estate markets.

The Cboe Volatility Index® (VIX® Index®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices. Since its introduction in 1993, the VIX Index has been considered by many to be the world's premier barometer of investor sentiment and market volatility.

Basis point (bps) refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

A bond rating is a grade given to bonds by private, independent ratings services that indicates their credit quality. Investment grade bonds range from AAA to BBB- and will usually see bond yields increase as ratings decrease.

The internal rate of return on an investment is defined as the discount rate at which the present value of all future cash flows is equal to the initial investment or, in other words, the rate at which an investment breaks even.

Issuance information – JPMorgan

Semi-Annual Report | April 30, 2018	5

Principal Real Estate Income Fund	Performance Overview

April 30, 2018 (Unaudited)

PERFORMANCE as of April 30, 2018

TOTAL RETURNS(1)	CUMULATIVE		ANNUALIZED
Fund	6 Month	1 Year	3 Year	Since Inception(2)
Net Asset Value (NAV)(3)	3.25%	9.75%	6.57%	9.74%
Market Price(4)	1.88%	1.62%	4.88%	5.61%
Bloomberg Barclays U.S. Aggregate
Bond Index	-1.87%	-0.32%	1.07%	2.38%
MSCI World Index	3.40%	13.22%	7.55%	10.48%

(1)	Total returns assume reinvestment of all distributions.

(2)	The Fund commenced operations on June 25, 2013.

(3)	Performance returns are net of management fees and other Fund expenses.

(4)	Market price is the value at which the Fund trades on an exchange. This market price can be higher or lower than its NAV.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 855.838.9485.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares including interest expense, as of April 30, 2018, 3.30%.

Total Annual Expense Ratio as a Percentage of Net Assets Attributable to Common Shares excluding interest expense, as of April 30, 2018, 2.09%.

The Fund is a closed-end fund and does not continuously issue shares for sale as open-end mutual funds do. Since the initial public offering, the Fund now trades only in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker and additional charges or commissions will apply. The share price of a closed-end fund is based on the market’s value.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges.

An investor cannot invest directly in an index.

ALPS Advisors, Inc. is the investment adviser to the Fund.

ALPS Portfolio Solutions Distributor, Inc. is a FINRA member.

Principal Real Estate Investors, LLC is the investment sub-adviser to the Fund. Principal Real Estate Investors, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

Secondary market support provided to the Fund by ALPS Fund Services, Inc.’s affiliate, ALPS Portfolio Solutions Distributor, Inc.

6	www.principalcef.com

Principal Real Estate Income Fund	Performance Overview

April 30, 2018 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares of beneficial interest at the closing market price (NYSE: PGZ) of $20.00 on June 25, 2013 (the date of commencement of operations), and tracking its progress through April 30, 2018.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

SECTOR ALLOCATION^

^	Holdings are subject to change.

Percentages are based on total investments of the Fund.

Semi-Annual Report | April 30, 2018	7

Principal Real Estate Income Fund	Performance Overview

April 30, 2018 (Unaudited)

GEOGRAPHIC BREAKDOWN as of April 30, 2018

% of Total Investments
United States	80.16%
Japan	3.21%
Australia	2.54%
Canada	2.02%
France	2.00%
Germany	1.70%
Great Britain	1.44%
Singapore	1.41%
Netherlands	1.29%
Spain	1.29%
Hong Kong	1.16%
Finland	0.55%
Mexico	0.41%
Poland	0.22%
Sweden	0.19%
Thailand	0.15%
China	0.14%
Ireland	0.12%
100.00%

Holdings are subject to change.

8	www.principalcef.com

Principal Real Estate Income Fund	Statement of Investments

April 30, 2018 (Unaudited)

Description	Shares	Value (Note 2)
COMMON STOCKS (52.19%)
Building - Residential/Commercial (0.22%)
Land & Houses PCL	840,000	$292,776

Computer Software (0.32%)
InterXion Holding NV(a)	6,430	418,079

Hotels & Motels (0.78%)
Extended Stay America, Inc.	39,000	763,620
Hilton Worldwide Holdings, Inc.	3,537	278,857
		1,042,477
Real Estate Management/Services (2.64%)
APAC Realty, Ltd.(a)	1,174,300	929,875
Citycon OYJ	464,193	1,064,503
Deutsche Wohnen AG	24,571	1,161,360
Fabege AB	31,000	358,619
		3,514,357
Real Estate Operation/Development (4.10%)
ADO Properties SA(b)(c)	6,497	357,454
Atrium European Real Estate, Ltd.	193,021	937,031
Echo Investment SA	278,924	427,543
LEG Immobilien AG	8,000	922,993
Mitsui Fudosan Co., Ltd.	53,000	1,363,058
New World Development Co., Ltd.	448,000	662,127
SOHO China, Ltd.	510,000	263,166
TLG Immobilien AG	18,000	518,205
		5,451,577
REITS-Apartments (4.52%)
Apartment Investment & Management Co., Class A	19,700	799,820
Empiric Student Property PLC	171,428	201,548
Essex Property Trust, Inc.	5,150	1,234,404
Independence Realty Trust, Inc.	201,579	1,894,843
Invitation Homes, Inc.	70,223	1,624,960
Japan Rental Housing Investments, Inc.	320	249,396
		6,004,971
REITS-Diversified (14.21%)
Altarea SCA	8,069	2,056,011
Arena REIT	350,087	587,746
Charter Hall Group	118,167	524,876
Cromwell Property Group	2,170,000	1,772,548
Crown Castle International Corp.	18,653	1,881,528
Dexus	80,000	571,564
Dream Industrial Real Estate Investment Trust	12,219	95,833
EPR Properties	37,300	2,052,246
Equinix, Inc.	3,000	1,262,370

Semi-Annual Report | April 30, 2018	9

Principal Real Estate Income Fund	Statement of Investments

April 30, 2018 (Unaudited)

Description	Shares	Value (Note 2)
REITS-Diversified (14.21%) (continued)
Fonciere Des Regions	8,820	$986,819
Frasers Logistics & Industrial Trust(c)	786,387	622,705
Hispania Activos Inmobiliarios SOCIMI SA	24,200	514,341
Invesco Office J-REIT, Inc.	3,980	503,143
Irish Residential Properties REIT PLC	140,000	230,265
Klepierre SA	20,000	819,236
LondonMetric Property PLC	145,000	379,880
Merlin Properties Socimi SA	127,000	1,963,075
Segro PLC	96,224	856,032
Sekisui House REIT, Inc.	648	417,892
STAG Industrial, Inc.	32,318	794,053
		18,892,163
REITS-Health Care (1.83%)
Physicians Realty Trust	58,000	866,520
Primary Health Properties PLC	138,725	215,428
Sabra Health Care REIT, Inc.	10,556	193,284
Welltower, Inc.	21,572	1,152,808
		2,428,040
REITS-Hotels (1.96%)
Far East Hospitality Trust	1,430,000	727,941
Japan Hotel REIT Investment Corp.	1,200	908,892
Park Hotels & Resorts, Inc.	22,972	661,134
Sunstone Hotel Investors, Inc.	20,000	312,000
		2,609,967
REITS-Manufactured Homes (0.96%)
Sun Communities, Inc.	13,643	1,280,396

REITS-Mortgage (0.50%)
CYS Investments, Inc.	93,100	667,527

REITS-Office Property (4.90%)
Alexandria Real Estate Equities, Inc.	8,930	1,112,410
alstria office REIT-AG	20,000	300,934
City Office REIT, Inc.	154,362	1,756,640
Daiwa Office Investment Corp.	50	295,920
Kilroy Realty Corp.	7,300	523,191
MCUBS MidCity Investment Corp.	1,675	1,264,064
Propertylink Group(c)	1,619,252	1,255,626
		6,508,785
REITS-Regional Malls (3.07%)
CapitaLand Retail China Trust	369,500	437,492
Simon Property Group, Inc.	10,600	1,657,204
Tanger Factory Outlet Centers, Inc.	71,000	1,558,450

10	www.principalcef.com

Principal Real Estate Income Fund	Statement of Investments

April 30, 2018 (Unaudited)

Description	Shares	Value (Note 2)
REITS-Regional Malls (3.07%) (continued)
Taubman Centers, Inc.	7,600	$425,448
		4,078,594
REITS-Shopping Centers (4.96%)
Aventus Retail Property Fund, Ltd.	117,094	189,532
Brixmor Property Group, Inc.	32,500	483,925
DDR Corp.	132,000	957,000
Eurocommercial Properties NV	26,783	1,122,308
Fortune Real Estate Investment Trust	364,000	431,773
Kenedix Retail REIT Corp.	436	923,688
Kimco Realty Corp.	32,000	464,320
Link REIT	129,500	1,148,376
NewRiver REIT PLC	219,556	876,562
		6,597,484
REITS-Single Tenant (1.55%)
Spirit Realty Capital, Inc.	208,000	1,674,400
STORE Capital Corp.	15,349	387,255
		2,061,655
REITS-Storage (0.49%)
CubeSmart	22,000	647,680

REITS-Warehouse/Industrials (4.97%)
Gramercy Property Trust	45,055	1,058,793
Industrial & Infrastructure Fund Investment Corp.	224	248,138
Liberty Property Trust	12,200	510,204
Macquarie Mexico Real Estate Management SA de CV	480,000	514,339
PLA Administradora Industrial S de RL de CV	165,100	264,484
Prologis, Inc.	24,000	1,557,840
Terreno Realty Corp.	11,000	408,650
WPT Industrial Real Estate Investment Trust	158,441	2,048,642
		6,611,090
Storage/Warehousing (0.21%)
Safestore Holdings PLC	36,000	271,595

TOTAL COMMON STOCKS
(Cost $64,383,735)		69,379,213

	Rate	Maturity Date	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE BACKED SECURITIES (89.70%)
Commercial Mortgage Backed Securities-Other (14.44%)
Bank of America Commercial Mortgage Trust 2008-1(d)	6.717%	02/10/51	$119,808	$119,700
DBJPM Mortgage Trust 2017-C6(d)(e)	1.182%	06/10/27	26,176,526	1,758,775
FHLMC Multifamily Structured Pass Through Certificates(d)(e)	1.667%	01/25/26	9,690,000	985,883

Semi-Annual Report | April 30, 2018	11

Principal Real Estate Income Fund	Statement of Investments

April 30, 2018 (Unaudited)

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Commercial Mortgage Backed Securities-Other (continued)
FHLMC Multifamily Structured Pass Through Certificates(d)(e)	1.714%	06/25/42	$27,830,000	$465,404
FHLMC Multifamily Structured Pass Through Certificates(d)(e)	1.970%	12/25/18	59,523,998	570,526
FHLMC Multifamily Structured Pass Through Certificates(d)(e)	3.615%	06/25/21	9,000,000	862,421
JPMorgan Chase Commercial Mortgage Securities Trust 2006-CIBC17(d)	5.489%	12/12/43	1,553,573	1,298,714
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C15(b)(d)(e)	1.687%	10/15/23	11,500,000	803,004
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C21(b)(d)	3.900%	07/15/24	12,747,500	8,910,371
JPMorgan Chase Commercial Mortgage Securities Trust 2017-JP6(d)(e)	1.478%	05/15/27	11,943,848	874,366
LB Commercial Mortgage Trust 2007-C3(d)	6.094%	07/15/44	216,426	220,359
LB-UBS Commercial Mortgage Trust 2006-C7	5.407%	11/15/38	1,253,443	961,288
Morgan Stanley Capital I Trust 2016-UB11(b)(d)(e)	1.500%	08/15/26	13,495,500	1,362,154
				19,192,965
Commercial Mortgage Backed Securities-Subordinated (75.26%)
BANK 2017-BNK5(b)(d)	4.259%	07/15/27	7,500,000	4,980,984
BANK 2017-BNK9(b)	3.367%	11/15/54	5,000,000	3,163,321
Bank of America Commercial Mortgage Trust 2016-UBS10(b)	3.000%	05/15/26	3,500,000	2,542,759
BENCHMARK Mortgage Trust 2018-B1(b)(d)	3.000%	01/15/51	11,500,000	7,146,413
CD Commercial Mortgage Trust 2017-CD5(b)	3.350%	08/15/50	3,000,000	2,402,605
CFCRE Commercial Mortgage Trust 2016-C3(b)(d)	3.052%	01/10/26	5,484,000	4,150,151
CFCRE Commercial Mortgage Trust 2016-C7(b)(d)	4.588%	12/10/26	1,500,000	1,257,233
Commercial Mortgage Pass Through Certificates(b)(d)	3.496%	01/10/24	2,000,000	1,193,076
Commercial Mortgage Trust 2012-CCRE2(b)	4.250%	08/15/22	1,900,000	1,576,444
Commercial Mortgage Trust 2013-CCRE11(b)(d)	4.371%	10/10/23	5,108,000	3,965,646
Commercial Mortgage Trust 2013-LC6(b)	3.500%	01/10/23	1,350,000	1,054,360
Commercial Mortgage Trust 2014-CCRE17(b)(d)	4.458%	05/10/24	8,600,000	5,620,348
Commercial Mortgage Trust 2014-LC17(b)	3.687%	09/10/24	2,780,000	2,065,085
Commercial Mortgage Trust 2014-UBS2(b)(d)	5.182%	02/10/24	2,932,500	2,516,537
Commercial Mortgage Trust 2014-UBS5(b)	3.495%	09/10/24	2,715,000	2,168,533
CSAIL Commercial Mortgage Trust 2015-C4(d)	3.736%	11/15/25	5,000,000	3,749,781

12	www.principalcef.com

Principal Real Estate Income Fund	Statement of Investments

April 30, 2018 (Unaudited)

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Commercial Mortgage Backed Securities-Subordinated (continued)
Goldman Sachs Mortgage Securities Trust 2013-GC13(b)(d)	4.226%	07/10/23	$3,000,000	$2,750,982
Goldman Sachs Mortgage Securities Trust 2013-GC16(b)(d)	5.503%	11/10/46	2,342,405	2,269,972
Goldman Sachs Mortgage Securities Trust 2013-GCJ14(b)(d)	4.922%	08/10/23	2,000,000	1,557,801
Goldman Sachs Mortgage Securities Trust 2014-GC20(b)(d)	5.020%	04/10/47	8,225,000	5,521,120
Goldman Sachs Mortgage Securities Trust 2014-GC22(b)	3.582%	06/10/47	8,326,000	5,447,639
JPMorgan Chase Commercial Mortgage Securities Trust 2006-CIBC16	5.623%	05/12/45	1,697,241	1,580,651
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C15(b)	3.500%	10/15/23	2,500,000	1,862,287
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C16(b)(d)	3.744%	11/15/23	1,433,000	1,075,602
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C16(b)(d)	5.177%	11/15/23	2,117,483	2,016,272
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8(b)(d)	4.194%	02/15/23	3,000,000	2,736,149
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20(b)(d)(e)	1.760%	02/15/25	23,967,000	1,959,429
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26(b)(d)	4.557%	10/15/25	3,576,000	2,514,951
Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34(b)(d)	3.300%	10/15/27	3,450,000	2,028,839
Morgan Stanley Capital I Trust 2016-UB11(b)(d)	2.847%	08/15/26	5,000,000	3,061,779
Wells Fargo Commercial Mortgage Trust 2015-NXS1(d)	4.238%	04/15/25	3,440,000	2,989,009
Wells Fargo Commercial Mortgage Trust 2015-NXS3(b)	3.153%	09/15/57	1,500,000	1,151,219
Wells Fargo Commerical Mortgage Trust 2014-LC18(b)	2.840%	01/15/25	8,635,000	5,579,553
Wells Fargo Commerical Mortgage Trust 2015-C31	3.852%	11/15/25	2,886,000	2,294,832
WFRBS Commercial Mortgage Trust 2014-C20(b)	3.986%	05/15/24	2,650,000	2,101,030
				100,052,392
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost $117,828,110)				119,245,357

Semi-Annual Report | April 30, 2018	13

Principal Real Estate Income Fund	Statement of Investments

April 30, 2018 (Unaudited)

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (3.19%)
State Street Institutional Treasury Plus Money Market Fund	1.611%	4,234,006	$4,234,006

TOTAL SHORT TERM INVESTMENTS
(Cost $4,234,006)			4,234,006

TOTAL INVESTMENTS (145.08%)
(Cost $186,445,851)			$192,858,576

Liabilities in Excess of Other Assets (-45.08%)			(59,926,986)
NET ASSETS (100.00%)			$132,931,590

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts $100,871,102, which represents approximately 75.88% of net assets as of April 30, 2018.

(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of April 30, 2018, the aggregate market value of those securities was $2,235,785, representing 1.68% of net assets.

(d)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at April 30, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Interest only security.

See Notes to Financial Statements.

14	www.principalcef.com

Principal Real Estate Income Fund

Statement of Assets and Liabilities	April 30, 2018 (Unaudited)

ASSETS:
Investments, at value	$192,858,576
Cash denominated in foreign currency, at value (Cost $40,237)	40,237
Receivable for investments sold	328,479
Interest receivable	762,865
Dividends receivable	207,487
Prepaid and other assets	20,942
Total Assets	194,218,586

LIABILITIES:
Loan payable (Note 3)	60,000,000
Interest due on loan payable	240,814
Payable for investments purchased	792,756
Payable to adviser	77,397
Payable to administrator	58,999
Payable to transfer agent	7,428
Payable for trustee fees	26,002
Other payables	83,600
Total Liabilities	61,286,996
Net Assets	$132,931,590

NET ASSETS CONSIST OF:
Paid-in capital	$130,175,528
Distributions in excess of net investment income	(2,771,199)
Accumulated net realized loss on investments and foreign currency transactions	(883,675)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	6,410,936
Net Assets	$132,931,590

PRICING OF SHARES:
Net Assets	$132,931,590
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value per share)	6,899,800
Net asset value per share	$19.27

Cost of Investments	$186,445,851

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2018	15

Principal Real Estate Income Fund	Statement of Operations

For the Six Months Ended April 30, 2018 (Unaudited)

INVESTMENT INCOME:
Interest	$4,085,343
Dividends (net of foreign withholding tax of $87,849)	1,651,678
Total Investment Income	5,737,021

EXPENSES:
Investment advisory fees	1,008,948
Interest on loan	801,834
Administration fees	158,378
Transfer agent fees	13,642
Audit fees	15,372
Legal fees	38,059
Custodian fees	18,050
Trustee fees	50,149
Printing fees	22,938
Insurance fees	16,493
Other	44,859
Total Expenses	2,188,722
Net Investment Income	3,548,299

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) on:
Investments	651,994
Foreign currency transactions	5,535
Net realized gain	657,529
Net change in unrealized appreciation/(depreciation) on:
Investments	(607,239)
Translation of assets and liabilities denominated in foreign currencies	1,271
Net change in unrealized depreciation	(605,968)
Net Realized and Unrealized Gain on Investments and Foreign Currency	51,561
Net Increase in Net Assets Resulting from Operations	$3,599,860

See Notes to Financial Statements.

16	www.principalcef.com

Principal Real Estate Income Fund

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2018 (Unaudited)	For the Year Ended October 31, 2017
OPERATIONS:
Net investment income	$3,548,299	$6,844,807
Net realized gain on investments and foreign currency transactions	657,529	1,095,187
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(605,968)	6,449,845
Net increase in net assets resulting from operations	3,599,860	14,389,839

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,553,867)	(10,395,296)
From net realized gains	–	(228,918)
From tax return of capital	–	(1,139,946)
Net decrease in net assets from distributions to shareholders	(4,553,867)	(11,764,160)

Net Increase/(Decrease) in Net Assets	(954,007)	2,625,679

NET ASSETS:
Beginning of period	133,885,597	131,259,918
End of period (including distributions in excess of net investment income of $(2,771,199) and $(1,765,631))	$132,931,590	$133,885,597

OTHER INFORMATION:
Share Transactions:
Shares outstanding - beginning of period	6,899,800	6,899,800
Net increase in shares outstanding	–	–
Shares outstanding - end of period	6,899,800	6,899,800

See Notes to Financial Statements.

Semi-Annual Report | April 30, 2018	17

Principal Real Estate Income Fund	Statement of Cash Flows

For the Six Months Ended April 30, 2018 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$3,599,860
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(41,214,825)
Proceeds from disposition of investment securities	40,313,483
Net proceeds from short-term investment securities	162,266
Net realized (gain)/loss on:
Investments	(651,994)
Net change in unrealized (appreciation)/depreciation on:
Investments	607,239
Amortization of premiums and accretion of discounts on investments	1,128,412
Increase/(Decrease) in assets:
Interest receivable	102,109
Dividends receivable	(70,508)
Prepaid and other assets	32,183
Increase/(Decrease) in liabilities:
Interest due on loan payable	61,652
Payable to transfer agent	5,083
Payable to adviser	(96,346)
Payable to administrator	25,571
Payable for trustee fees	(668)
Other payables	30,206
Net cash provided by operating activities	$4,033,723

CASH FLOWS USED IN FINANCING ACTIVITIES:
Cash distributions paid	$(4,553,867)
Net cash used in financing activities	$(4,553,867)

Effect of exchange rates on cash	$(171)

Net decrease in cash	$(520,315)
Cash and Foreign Currency, beginning balance	$560,552
Cash and Foreign Currency, ending balance	$40,237

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing	$740,182

See Notes to Financial Statements.

18	www.principalcef.com

Intentionally Left Blank

Principal Real Estate Income Fund

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total income from investment operations

Less distributions to common shareholders:
From net investment income
From net realized gains
From tax return of capital
Total distributions

Capital share transactions:
Common share offering costs charged to paid-in capital
Total capital share transactions
Net increase/(decrease) in net asset value
Net asset value - end of period
Market price - end of period

Total Return(b)
Total Return - Market Price(b)

Supplemental Data:
Net assets, end of period (in thousands)
Ratios to Average Net Assets:
Total expenses
Total expenses excluding interest expense
Net investment income
Total expenses to average managed assets(d)
Portfolio turnover rate
Borrowings at End of Period
Aggregate Amount Outstanding (in thousands)
Asset Coverage Per $1,000 (in thousands)

(a)	Calculated using average shares throughout the period.

(b)	Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Periods less than one year are not annualized.

(c)	Annualized.

(d)	Average managed assets represent net assets applicable to common shares plus average amount of borrowings during the period.

(e)	Not annualized.

See Notes to Financial Statements.

20	www.principalcef.com

Financial Highlights

For a share outstanding throughout the periods presented.

For the Six Months Ended April 30, 2018 (Unaudited)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Period June 25, 2013 (Commencement) to October 31, 2013

$19.40		$19.02	$19.88	$21.02	$19.68	$19.10

0.51		0.99	1.35	1.46	1.57	0.33
0.02		1.10	(0.47)	(0.87)	1.44	0.70
0.53		2.09	0.88	0.59	3.01	1.03

(0.66)		(1.51)	(1.74)	(1.67)	(1.67)	(0.41)
–		(0.03)	–	(0.06)	–	–
–		(0.17)	–	–	–	–
(0.66)		(1.71)	(1.74)	(1.73)	(1.67)	(0.41)

–		–	–	–	–	(0.04)
–		–	–	–	–	(0.04)
(0.13)		0.38	(0.86)	(1.14)	1.34	0.58
$19.27		$19.40	$19.02	$19.88	$21.02	$19.68
$16.75		$17.09	$16.62	$17.56	$19.34	$17.76

3.25%		12.46%	5.94%	3.61%	16.82%	5.40%
1.88%		13.37%	4.80%	(0.54%)	19.10%	(9.16%)

$132,932		$133,886	$131,260	$137,178	$145,023	$135,798

3.30	%(c)	3.03%	2.82%	2.59%	2.59%	2.15	%(c)
2.09	%(c)	2.06%	2.07%	2.08%	2.04%	1.99	%(c)
5.35	%(c)	5.18%	7.04%	7.02%	7.74%	5.01	%(c)
2.28	%(c)	2.09%	1.94%	1.83%	1.81%	1.93	%(c)
21	%(e)	45%	41%	22%	18%	1	%(e)

$60,000		$60,000	$60,000	$60,000	$60,000	$60,000
$3,216		$3,231	$3,188	$3,286	$3,417	$3,263

Semi-Annual Report | April 30, 2018	21

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2018 (Unaudited)

1. ORGANIZATION

Principal Real Estate Income Fund (the ‘‘Fund’’) is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’).

The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary investment objective, by investing in commercial real estate related securities.

Investing in the Fund involves risks, including exposure to below-investment grade investments. The Fund’s net asset value will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on April 30, 2018.

Portfolio Valuation: The net asset value per Common Share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per Common Share is calculated in the manner authorized by the Fund’s Board of Trustees (the “Board”). Net asset value is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded.

The Fund values commercial mortgage-backed securities and other debt securities not traded in an organized market on the basis of valuations provided by an independent pricing service, approved by the Board, which uses information with respect to transactions in such securities, interest rate movements, new issue information, cash flows, yields, spreads, credit quality, and other pertinent information as determined by the pricing service, in determining value. If the independent primary or secondary pricing service is unable to provide a price for a security, if the price provided by the independent primary or secondary pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its Common Shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

22	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2018 (Unaudited)

When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and salability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the first-in/first-out cost basis method for both financial reporting and tax purposes.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Semi-Annual Report | April 30, 2018	23

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2018 (Unaudited)

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2018:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$69,379,213	$–	$–	$69,379,213
Commercial Mortgage Backed Securities	–	119,245,357	–	119,245,357
Short Term Investments	4,234,006	–	–	4,234,006
Total	$73,613,219	$119,245,357	$–	$192,858,576

*	See Statement of Investments for industry classifications.

The Fund recognizes transfers between levels as of the end of the period. For the six months ended April 30, 2018, the Fund did not have any significant transfers between Level 1 and Level 2 securities. The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value, during the semi-annual period.

Commercial Mortgage Backed Securities (“CMBS”): As part of its investments in commercial real estate related securities, the Fund will invest in CMBS which are subject to certain risks associated with direct investments in CMBS. A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having multi-family or commercial use. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.

24	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2018 (Unaudited)

Real Estate Investment Trusts (“REITs”): As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s Common Shares and, after that basis has been reduced to zero, will constitute capital gains to the Common Shareholder.

Concentration Risk: The Fund invests in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, REIT-like structures, and real estate more generally, will have a significant impact on the Fund’s performance.

Foreign Currency Risk: The Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets.

Semi-Annual Report | April 30, 2018	25

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2018 (Unaudited)

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of the exchanges at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

3. LEVERAGE

Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings and the issuance of preferred shares in an amount that represents up to 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets). It is possible that the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to shareholders will increase. Borrowings will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. In certain cases, interest costs may exceed the return received on the securities purchased.

The Fund maintains a $70,000,000 line of credit with State Street Bank and Trust Company (“SSB”), which by its terms expires on September 14, 2018, subject to the restrictions and terms of the credit agreement. As of April 30, 2018, the Fund has drawn down $60,000,000 from the SSB line of credit, which was the maximum borrowing outstanding during the period. The Fund is charged an interest rate of 1.00% (per annum) above the three-month LIBOR (London Interbank Offered Rate) of 1.320%, as of the last renewal date, for borrowing under this credit agreement, on the last day of the interest period. The Fund is charged a commitment fee on the average daily unused balance of the line of credit at the rate of 0.15% (per annum). The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The average annualized interest rate charged and the average outstanding loan payable for the six months ended April 30, 2018, was as follows:

26	www.principalcef.com

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2018 (Unaudited)

Average Interest Rate	2.661%
Average Outstanding Loan Payable	$60,000,000

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

ALPS Advisors, Inc. (“AAI”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, AAI receives an annual investment advisory fee of 1.05% based on the Fund’s average Total Managed Assets (as defined below). Pursuant to an Investment Sub-Advisory Agreement, AAI has retained Principal Real Estate Investors, LLC (‘‘PrinRei’’) as the Fund’s sub-advisor and pays PrinRei an annual fee of 0.55% based on the Fund’s average Total Managed Assets.

ALPS Fund Services, Inc. (‘‘AFS’’), an affiliate of AAI, serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating the net asset values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. AFS is entitled to receive a monthly fee, accrued daily based on the Fund’s average Total Managed Assets, as defined below, plus reimbursement for certain out-of-pocket expenses.

DST Systems, Inc. (‘‘DST’’), the parent company of AAI and AFS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is entitled to receive an annual minimum fee of $22,500 plus out-of-pocket expenses. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market, which acquired DST in a transaction which closed on April 16, 2018.

The Fund pays no salaries or compensation to any of its interested Trustee or Officers. The three independent Trustees of the Fund receive an annual retainer of $18,000 and an additional $3,000 for attending each meeting of the Board. In addition to the Attendance Fee, the Chairman of the Board will be paid a meeting fee of $1,000 for each Board Meeting and the Chairman of the Audit Committee of the Board will be paid a meeting attendance fee of $1,000 for each Meeting of the Audit Committee of the Board. The independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board.

A Trustee and certain Officers of the Fund are also officers of AAI and AFS.

Total Managed Assets: For these purposes, the term Total Managed Assets is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than aggregate liabilities representing Limited Leverage, as defined below), calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board may determine in accordance with the provisions of applicable law and of the declaration and bylaws of the Fund and with resolutions of the Board as from time to time in force. Under normal market conditions, the Fund’s policy is to utilize leverage through Borrowings (as defined below) and through the issuance of preferred shares (if any) in an amount that represents approximately 33 1/3% of the Fund’s total assets, including proceeds from such Borrowings and issuances (or approximately 50% of the Fund’s net assets) (collectively, ‘‘Limited Leverage’’). ‘‘Borrowings’’ are defined to include: amounts received by the Fund pursuant to loans from banks or other financial institutions; amounts borrowed from banks or other parties through reverse repurchase agreements; amounts received by the Fund from the Fund’s issuance of any senior notes or similar debt securities. Other than with respect to reverse repurchase agreements, Borrowings do not include trading practices or instruments that, according to the SEC or its staff, may cause senior securities concerns, and are intended to include transactions that are subject to the asset coverage requirements in Section 18 of the 1940 Act for the issuance of senior securities evidencing indebtedness (e.g., bank borrowings and the Fund’s issuance of any senior notes or similar securities) and senior securities in the form of stock (e.g., the Fund’s issuance of preferred shares).

Semi-Annual Report | April 30, 2018	27

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2018 (Unaudited)

5. DISTRIBUTIONS

The Fund intends to make a level monthly distribution to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund may also retain cash reserves if deemed appropriate by PrinRei to meet the terms of any leverage or derivatives transactions. Such distributions shall be administered by DST. While a portion of the Fund’s distributed income may qualify as qualified dividend income, all or a portion of the Fund’s distributed income may also be fully taxable. Any such income distributions, as well as any distributions by the Fund of net realized short-term capital gains, will be taxed as ordinary income. A portion of the distributions the Fund receives from its investments may be treated as return of capital. While the Fund anticipates distributing some or all of such return of capital, it is not required to do so in order to maintain its status as a regulated investment company under Subchapter M of the Code.

On September 13, 2017 the Board approved the adoption of a managed distribution plan in accordance with AAI’s Section 19(b) exemptive order described below (the “Managed Distribution Plan”). Under the Managed Distribution Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will make regular monthly distributions, which may consist of long-term capital gains and/or return of capital in order to maintain the distribution rate. In accordance with the Managed Distribution Plan, beginning with its October 2017 distribution, the Fund made monthly distributions to common shareholders set initially at a fixed monthly rate of $0.11 per common share. For the period of November 2016 through September 2017, the Fund paid regular monthly distributions of $0.145 per share.

The amount of the Fund’s distributions pursuant to the Managed Distribution Plan are not related to the Fund’s performance and, therefore, investors should not make any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan. The Board may amend, suspend or terminate the Managed Distribution Plan at any time without notice to shareholders.

AAI has received an order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund, subject to certain terms and conditions, to include realized long-term capital gains as a part of its regular distributions to its stockholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). To the extent that the Fund relies on the exemptive order, the Fund will be required to comply with the terms and conditions therein, which, among other things, requires the Fund to make certain disclosures to shareholders and prospective shareholders regarding distributions, and would require the Board to make determinations regarding the appropriateness of the use of the distribution policy. Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to shareholders may result in a return of capital. The amount treated as a return of capital will reduce a shareholder’s adjusted basis in the shareholder’s shares, thereby increasing the potential gain or reducing the potential loss on the sale of shares. There is no assurance that the Fund will continue to rely on the exemptive order in the future.

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Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2018 (Unaudited)

Subsequent to April 30, 2018, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
May 21, 2018	May 22, 2018	May 31, 2018	$0.11
June 18, 2018	June 19, 2018	June 28, 2018	$0.11

6. CAPITAL TRANSACTIONS

The Fund is a statutory trust established under the laws of the state of Delaware by an Agreement and Declaration of Trust dated August 31, 2012, as amended and restated through the date hereof. The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE.

Additional shares of the Fund may be issued under certain circumstances pursuant to the Fund’s Dividend Reinvestment Plan, as defined within the Fund’s organizational documents. Additional information concerning the Dividend Reinvestment Plan is included within this report.

7. PORTFOLIO INFORMATION

For the six months ended April 30, 2018, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases	Sales
$ 41,598,780	$ 40,411,321

8. TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Semi-Annual Report | April 30, 2018	29

Principal Real Estate Income Fund	Notes to Financial Statements

April 30, 2018 (Unaudited)

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end and are not available for the six months ended April 30, 2018.

The tax character of distributions paid during the year ended October 31, 2017 was as follows:

For the Year Ended October 31, 2017
Ordinary Income	$10,624,214
Return of Capital	1,139,946
Total	$11,764,160

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of April 30, 2018, were as follows:

Cost of investments for income tax purposes	$186,452,970
Gross appreciation on investments (excess of value over tax cost)	$11,538,227
Gross depreciation on investments (excess of tax cost over value)	(5,132,621)
Net unrealized appreciation on investments	$6,405,606

The differences between book-basis and tax-basis are primarily due to investments in wash sales. In addition, certain tax cost basis adjustments are finalized at fiscal year-end and therefore have not been determined as of April 30, 2018.

Federal Income Tax Status: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Code by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the six months ended April 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

30	www.principalcef.com

Principal Real Estate Income Fund	Approval of Investment Advisory and Sub-Advisory Agreements

April 30, 2018 (Unaudited)

At the March 15, 2018 meeting (“Meeting”) of the Board of Trustees (the “Board”) of Principal Real Estate Income Fund (the “Fund”), the Board, including those Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved ALPS Advisors, Inc. (the “Adviser”) and Principal Real Estate Investors, LLC, (the “Sub-Adviser”) to serve as the Fund’s investment adviser and sub-adviser, respectively, and approved each of (1) the renewal of the investment advisory agreement between the Adviser and the Fund, and the sub-advisory agreement between the Sub-Adviser and the Adviser with respect to the Fund (the “Existing Advisory Agreements”); (2) a new investment advisory agreement between the Adviser and the Fund, and new sub-advisory agreement between the Sub-Adviser and the Adviser with respect to the Fund (the “New Advisory Agreements”); and (3) an interim investment advisory agreement between the Adviser and the Fund, and interim sub-advisory agreement between the Sub-Adviser and the Adviser with respect to the Fund (the “Interim Advisory Agreements” and, together with the Existing Advisory Agreements and New Advisory Agreements, the “Advisory Agreements”), upon the terms and conditions set forth therein.

Consideration by the Board of the New Advisory Agreements and Interim Advisory Agreements was necessary because DST Systems, Inc. (“DST”), the ultimate parent company to the Adviser, had had entered into an agreement to be acquired by SS&C Technologies Holdings, Inc. (“SS&C”) (the “Transaction”). Because the Adviser would be acquired along with DST, the closing of the Transaction (the “Closing”) may be deemed a change in control with respect to the Adviser. The Closing occurred on April 16, 2018. This change in control with respect to the Adviser may be deemed to trigger an “assignment” of the existing investment advisory agreement between the Fund and the Adviser (the “Existing Advisory Agreement”) and the sub-advisory agreement between the Adviser and the Sub-Adviser (the “Existing Sub-Advisory Agreement”) under the Investment Company Act of 1940, as amended (the “1940 Act”). As required by the 1940 Act, the Existing Advisory Agreements provide for their automatic termination in the event of an assignment, and therefore, the Existing Advisory Agreement and the Existing Sub-Advisory Agreement automatically terminated upon Closing. In order for the Adviser to continue as the Fund’s investment adviser and the Sub-Adviser to continue as the Fund’s sub-adviser, the Board and the Fund’s shareholders must approve the New Advisory Agreements, both of which would take effect, if approved, upon the date of such shareholder approval. As of the date of this report, the New Advisory Agreements have not received shareholder approval and efforts to secure such shareholder approval are ongoing. The Interim Advisory Agreements approved by the Board permit the Adviser to continue as the Fund’s investment adviser and the Sub-Adviser to continue as the Fund’s sub-adviser from the date of the Closing until the Fund’s shareholders approve the New Advisory Agreements, subject to a maximum term of 150 days.

In connection with considering the approval of the Advisory Agreements, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice.

Although not meant to be all-inclusive, the following portion of the minutes summarizes the factors considered and conclusions reached by the Trustees in the executive session and at the Meeting in determining to approve the Advisory Agreements.

Semi-Annual Report | April 30, 2018	31

Principal Real Estate Income Fund	Approval of Investment Advisory and Sub-Advisory Agreements

April 30, 2018 (Unaudited)

Nature, extent, and quality of services. In examining the nature, extent and quality of the investment advisory services provided by the Adviser, the Trustees considered the qualifications, experience and capability of the Adviser’s management and other personnel and the extent of care and conscientiousness with which the Adviser performs its duties. In this regard, the Trustees considered, among other matters, the process by which the Adviser performs oversight of the Fund, including ongoing due diligence regarding product structure, resources, personnel, technology, performance, compliance and oversight of the Sub-Adviser.

With respect to the nature, extent and quality of the investment advisory services provided by the Sub-Adviser, the Trustees considered the Sub-Adviser’s investment management process it uses in managing the assets of the Fund, including the experience and capability of the Sub-Adviser’s management and other personnel responsible for the portfolio management of the Fund and compliance with the Fund’s investment policies and restrictions. The Trustees also considered the favorable assessment provided by the Adviser as to the nature and quality of the services provided by the Sub-Adviser and the ability of the Sub-Adviser to fulfill its contractual obligations.

Based on the totality of the information considered, the Trustees concluded that the Fund was likely to benefit from the nature, extent and quality of the Adviser’s and the Sub-Adviser’s services, and that the Adviser and the Sub-Adviser have the ability to provide these services based on their respective experience, operations and current resources.

Investment performance of the Fund, the Adviser and the Sub-Adviser. The Board reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Board utilized a report from Broadridge, an independent provider of investment company data. As reported by Broadridge, the Fund’s net asset value (“NAV”) total return exceeded the average return for the Real Estate Lipper Category, as assigned by Lipper, Inc. for the 1-year, 2-year and 3-year periods ended December 31. The Board also considered the views of the Adviser and the Sub-Adviser that in light of the Fund’s dynamic allocation strategy that permits it to vary its allocation to both commercial mortgage backed securities and other U.S. and non-U.S. real estate-related securities, such as REITs and REIT-like entities, there are no directly comparable peer funds that utilize a similar investment strategy. The Board also noted that in light of the Fund’s primary investment objective to provide high current income, one of the best measures of the Fund’s performance is the fact that the Fund has maintained its monthly distribution on its common shares.

Costs of services and profits realized, and comparison with other advisory contracts. The Board considered the fees payable under the Advisory Agreements. The Board reviewed the information compiled by Broadridge comparing the Fund’s contractual management fee rate (on managed assets) and net management fee rate (on both managed assets and common assets—which includes advisory and subadvisory and administrative service fees—as well as the Fund’s net total expense ratios) to other funds in its expense group. Based on the data provided on management fee rates, the Board noted that the Fund’s fees were high relative to its Broadridge peer group. The Trustees considered the statements of the Adviser explaining the differentiation between the Fund and the peer group given the Fund’s significant investment in CMBS, a complex asset class, versus the peer group being composed solely of funds that invest in REITs. The Board noted that the Adviser does not serve as investment adviser to any other comparable closed-end funds.

32	www.principalcef.com

Principal Real Estate Income Fund	Approval of Investment Advisory and Sub-Advisory Agreements

April 30, 2018 (Unaudited)

The Trustees also considered that the fee paid to the Sub-Adviser is paid out of the fees paid to the Adviser and that no separate fee for sub-advisory services is charged to the Fund. The Trustees also considered the fees charged by the Sub-Adviser to other accounts managed using a CMBS strategy, and to other accounts managed using a REIT strategy. Based on the material provided by the Sub-Adviser, services provided to another registered investment company client for which it separately manages a CMBS “sleeve” would result in an overall sub-advisory fee of between 0.20% and 0.60% of assets under management and a REIT “sleeve” would result in an overall sub-advisory fee of between 0.45% and 0.85% of assets under management, depending on the amount of assets allocated to either sleeve at any given time. The Trustees considered statements by the Sub-Adviser explaining that this other registered investment company did not receive the same types of services that the Fund receives because, among other factors, the Sub-Adviser does not provide a leverage strategy or a dynamic asset allocation strategy for the other account, and does not utilize derivative instruments for that account, in each case unlike the mandate it has with respect to the Fund. The Trustees also considered the Adviser’s opinion that the compensation payable to the Sub-Adviser is reasonable, appropriate and fair in light of the nature and quality of the services provided to the Fund.

The Board reviewed the meeting materials it received from the Adviser regarding its revenues and expenses in connection with the services provided to the Fund, both solely with respect to the Adviser, as well as together with revenues earned by the Adviser’s affiliates, ALPS Fund Services, Inc. (in its capacity as administrator of the Fund), ALPS Portfolio Solutions Distributor, Inc. (in its capacity as providing distribution assistance) and DST (in its capacity as transfer agent of the Fund). The meeting materials provided in this regard showed, and the Trustees acknowledged, that the Adviser incurred a cumulative loss from its management of the Fund since inception, after giving effect to the structuring fee that the Adviser was obligated to pay to certain members of the underwriting syndicate in connection with the Fund’s initial public offering. The Trustees also reviewed the profitability information provided by the Sub-Adviser for 2015, 2016 and 2017. In each case, the Trustees determined that the profitability of the Adviser and the Sub-Adviser was within the range that courts had found reasonable, and considered that the Adviser and the Sub-Adviser must be able to compensate their respective employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund.

Economies of scale. With respect to whether economies of scale are realized by the Adviser and the Sub-Adviser and whether management fee levels reflect these economies of scale for the benefit of Fund investors, the Board considered the Adviser’s view that adding breakpoints would not be appropriate at this time and that any increases in the Fund’s assets are primarily attributable to market appreciation and dividend reinvestments, rather than raising new capital, and therefore found that the level of management fees charged and fee structure remained appropriate.

Indirect benefits. The Board considered whether there were any “fall-out” or ancillary benefits that may accrue to the Adviser or Sub-Adviser or their affiliates as a result of their relationships with the Fund. The Trustees considered that both the Adviser and Sub-Adviser noted their belief that they would not experience any “fall-out” benefits.

Semi-Annual Report | April 30, 2018	33

Principal Real Estate Income Fund	Approval of Investment Advisory and Sub-Advisory Agreements

April 30, 2018 (Unaudited)

After evaluation of the performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services provided by the Adviser and the Sub-Adviser, the Board concluded that the level of fees to be paid to each of the Adviser and the Sub-Adviser was reasonable.

In summary, based on the various considerations discussed above, the Board determined that approval of the Advisory Agreements was in the best interests of the Fund.

34	www.principalcef.com

Principal Real Estate Income Fund	Dividend Reinvestment Plan

April 30, 2018 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

Semi-Annual Report | April 30, 2018	35

Principal Real Estate Income Fund	Dividend Reinvestment Plan

April 30, 2018 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator.

36	www.principalcef.com

Principal Real Estate Income Fund	Additional Information

April 30, 2018 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without a charge, upon request, by contacting the Fund at 1-855-838-9485 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N–Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available (1) without charge, upon request, by calling 1-855-838-9485, (2) on the Fund’s website located at http://www.principalcef.com, or (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

SECTION 19(a) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund. The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the calendar year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Per Share Cumulative Distributions for the Six Months Ended April 30, 2018					Percentage of the Total Cumulative Distributions for the Six Months Ended April 30, 2018
Net Investment Income	Short- Term Capital Gains	Long- Term Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Short- Term Capital Gains	Long- Term Capital Gains	Return of Capital	Total Per Share
$0.4555	$0.0000	$0.0000	$0.2045	$0.6600	69.02%	00.00%	00.00%	30.98%	100.00%

Semi-Annual Report | April 30, 2018	37

Principal Real Estate Income Fund	Additional Information

April 30, 2018 (Unaudited)

UNAUDITED TAX INFORMATION

The Fund designated 2.87% of the income dividends distributed between January 1, 2017 and December 31, 2017, as qualified dividend income (“QDI”) as defined in Section 1(h)(11) of the Code.

In early 2018, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2017 via Form 1099. The Fund will notify shareholders in early 2019 of amounts paid to them by the Fund, if any, during the calendar year 2018.

DATA PRIVACY POLICIES AND PROCEDURES

Policy Statement: The Principle Real Estate Income Fund (the “Fund”) has in effect the following policy with respect to nonpublic personal information about its customers:

●	Only such information received from customers, through application forms or otherwise, and information about customers’ Fund transactions will be collected.

●	None of such information about customers (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

●	Policies and procedures (including physical, electronic and procedural safeguards) are in place and designed to protect the confidentiality and properly disposal of such information.

●	The Fund does not currently obtain consumer information. If the Fund were to obtain consumer information at any time in the future, it would employ appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the Fund’s custodian and will maintain custody of the securities and cash of the Fund.

DST Systems, Inc., located at 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Fund’s transfer agent and registrar.

LEGAL COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund.

38	www.principalcef.com

Intentionally Left Blank

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report.

(b)	Not applicable to semi-annual report.

Item 13.	Exhibits.

(a)(1)	Not applicable to semi-annual report

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated November 12, 2014, the 19(a) Notice to Beneficial Owners is attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRINCIPAL REAL ESTATE INCOME FUND

By:	/s/ Jeremy Held
Jeremy Held
President (Principal Executive Officer)

Date:	July 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy Held
Jeremy Held
President (Principal Executive Officer)

Date:	July 6, 2018

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer (Principal Financial Officer)

Date:	July 6, 2018